UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2025

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United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2025, the Board of Directors (the “Board”) of United-Guardian, Inc. (the “Company”) appointed Donna Vigilante, the Company’s President to serve on the Board, effective immediately. Ms. Vigilante will serve until her term expires at the next Annual Meeting of Stockholders. Ms. Vigilante will not receive additional compensation in connection with her appointment to the Board.

There are no family relationships between Ms. Vigilante and any director or officer of the Company and she was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. There are no transactions between Ms. Vigilante and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On May 21, 2025, the Company issued a press release announcing the appointment of Ms. Vigilante to the Board. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.05. Amendment to Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 15, 2025, the Board approved and adopted certain amendments to the Company’s Code of Ethics (the “Code”), effective as of that date. The Code applies to all officers, directors, and employees of the Company.

The material changes to the Code include updates to reflect current administrative roles and responsibilities, revisions to certain governance provisions to better align with the Company’s existing practices, and the removal of duplicative language and other clarifying edits.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amended Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. The amended Code is also available on the Company’s website at https://u-g.com/esg/.

The amendments are intended to clarify existing policies and reflect current organizational practices and do not constitute, or result in, a waiver of any provision of the Code applicable to any officer, director, or employee of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

14.1	Code of Ethics
99.1	Press Release dated May 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United-Guardian, Inc.

Date: May 21, 2025	By:	/s/ Donna Vigilante
Donna Vigilante
President